                                                                    Exhibit 10.1

              CONSENT AND TWENTIETH AMENDMENT TO CREDIT AGREEMENT

          This Consent and Twentieth Amendment to Credit Agreement (this "Amendment") is made and entered into this 12th day of November, 2001 by and between Atlantis Plastics, Inc., a Florida corporation ("Borrower"), and Heller Financial, Inc., individually and as agent (in both capacities, "Lender").

          WHEREAS, Lender and Borrower are parties to a certain Credit Agreement dated as of February 22, 1993, as amended or otherwise modified from time to time (the "Agreement"); and

          WHEREAS, Borrower has advised Lender that Borrower desires to enter into certain financing arrangements with General Electric Capital Corporation, a New York corporation ("GECC"), as more specifically set forth on the documents attached hereto as Exhibit A (the "GECC Finance Documents"), pursuant to which
                   ---------
GECC will make a term loan to Borrower in the original principal amount of $15,000,000 (the "GECC Term Loan"), which GECC Term Loan will be secured by a lien on and a security interest in the equipment described on Exhibit A hereto
                                                              ---------
(the "Specified Equipment"); and

          WHEREAS, as a condition to the consummation of the transactions described in the GECC Finance Documents and the funding of the GECC Term Loan, Borrower has requested that Lender release its lien on and security interest in the Specified Equipment, all pursuant to and in accordance with the terms of the GECC Finance Documents; and

          WHEREAS, absent the prior written consent of Lender, the consummation of the transactions contemplated by the GECC Finance Documents, including without limitation the funding of the GECC Term Loan, would breach certain sections of the Agreement thereby causing one or more Events of Default under the Agreement; and

          WHEREAS, Lender and Borrower further desire to amend the Agreement as hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

          1.  Definitions.  Capitalized terms used in this Amendment, unless
              -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

          2.  Consent. Subject to the prior or concurrent satisfaction of the
              -------
conditions set forth in this Amendment, and in reliance on the representations and warranties set forth in this Amendment, Lender hereby consents to the execution and delivery by Borrower of the GECC Finance Documents, and to the performance by Borrower of its obligations thereunder. Lender further hereby agrees to execute and deliver to GECC the GECC Finance Documents pursuant to which Lender shall release its lien on and security interest in the Specified Equipment and grant GECC certain additional rights and remedies, as specified in such GECC Finance Documents. Except to the extent expressly set forth herein, the foregoing consents shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Agreement or any document entered into in connection therewith, or (b) a waiver, release or limitation upon the exercise by Lender of any of its rights, legal or equitable, hereunder or under the Agreement or any other Loan Document. Except as set forth above, Lender reserves any and all rights and remedies which it has had, has or may have under the Agreement and each other Loan Document.

          3.  Amendments.  Subject to the prior or concurrent satisfaction of
              ----------
the conditions set forth in this Amendment, and in reliance on the representations and warranties set forth in this Amendment, the Agreement is hereby amended as follows:

          (a) Clause (c) of the defined term "Eligible Accounts", set forth in subsection 1.1 of the Agreement, is hereby amended and restated in its entirety as follows:

     "    (c) Accounts due from a customer whose principal place of business is located outside of the United States ("Foreign Accounts"), except (i) for Foreign Accounts due from a customer whose principal place is located in Canada; provided, that Agent shall have received a first priority perfected security
--------
interest in such Foreign Accounts under the laws of the applicable Canadian provinces or other jurisdictions, pursuant to documentation in form and substance acceptable to Agent in its sole discretion and (ii) for Foreign Accounts that are backed by a letter of credit (provided that such letter of credit was issued or confirmed by a bank that is organized under the laws of the United States of America or a State thereof and has capital and surplus in excess of $500,000,000), which letter of credit shall have been duly assigned and delivered to Agent as additional collateral under the Security Documents."

          (b) The defined term "Maximum Revolving Loan Amount" set forth in clause (1) of subsection 2.1(A) of the Agreement is hereby amended and restated in its entirety as follows:

     "Maximum Revolving Loan Amount" means, as of any date of determination, the lesser of (a) the Revolving Loan Commitments minus the sum of (i) the
                                                  -----
     Lender Guaranty Reserve plus (ii) the Sinking Fund Reserve (as defined
                             ----

     below) and (b) the Borrowing Base minus the sum of (i) the Lender Guaranty
                                       -----
     Reserve plus (ii) the Sinking Fund Reserve, each such amount calculated as
             ----
     of the most recent Fiscal Month end. For purposes of this definition, the "Sinking Fund Reserve" shall be an amount equal to the principal amount owing by Borrower in February of 2002 in respect of the Senior Note Indebtedness in accordance with the provisions of the Senior Note Documents (the "February 2002 Payment"), it being understood that the Sinking Fund Reserve shall be reduced to zero at such time that Borrower shall have paid in full the February 2002 Payment."

     (c) Subsection 2.2(A) of the Agreement is hereby amended by amending and restating the Pricing Table set forth therein as follows:

                                 PRICING TABLE
                                 -------------

        ==================================================================
           Adjusted Total         Base Rate Margin        LIBOR Margin
                Debt
             to EBIDAT
               Ratio
        ------------------------------------------------------------------
                                  Revolving Loans        Revolving Loans
        ------------------------------------------------------------------
            Greater than
               4.75x                   1.50%                  3.25%
        ------------------------------------------------------------------
            Greater than
           4.50x but less              1.25%                  3.00%
           than or equal
              to 4.75x
        ------------------------------------------------------------------
            Greater than
           4.00x but less              1.00%                  2.75%
            than or equal
              to 4.50x
        ------------------------------------------------------------------
             Equal to or
           less than 4.00x             0.75%                  2.50%
        ==================================================================

     (d) Subsection 2.5 of the Agreement is hereby amended by deleting the date "November 12, 2001" set forth in such subsection, and by inserting in lieu thereof the date "January 31, 2003".

     (e) Subsection 6.2 of the Agreement is hereby amended and restated in its entirety, as follows:

     "Fixed Charge Coverage.  The Fixed Charge Coverage, on a trailing twelve
      ---------------------
     (12) Fiscal Month basis, shall not be less than 0.85 to 1.0 for the Fiscal Quarter ending December 31, 2001 and at the end of each Fiscal Quarter thereafter."


     (f) Exhibit A to the Agreement (Borrowing Base Certificate) is hereby amended by (i) deleting the reference to "80%" and (ii) inserting in lieu thereof a reference to "85%".

     4.    Conditions.  The effectiveness of this Amendment is subject to the
           ----------
following conditions precedent or concurrent (unless specifically waived in writing by Lender):

     (a) Borrower shall have received the proceeds of the GECC Term Loan, the proceeds of which (net of fees, costs and expenses incurred by Borrower in connection with the consummation of the GECC Finance Documents) shall have been applied by Borrower as a repayment of outstanding Revolving Loans;

          (b) Lender shall have received an updated field exam of Borrower's Accounts and Inventory and an Inventory appraisal, each in form and substance acceptable to Lender in its sole discretion;

          (c) Borrower shall have executed and delivered such other documents and instruments as Lender may require;

          (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel;

          (e) No Default or Event of Default shall have occurred and be continuing; and

          (f) Borrower shall have paid Lender an amendment fee in the amount of $150,000.

          5.  Representations and Warranties.  To induce Lender to enter into
              ------------------------------
this Amendment, Borrower represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower and (b) each of the representations and warranties set forth in Section 4 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

          6.  Expenses and Attorneys Fees.  Borrower hereby agrees to promptly
              ---------------------------
pay all reasonable fees, costs and expenses (including those of attorneys) incurred by Lender in connection with any matters contemplated by or arising out of this Amendment and in connection with the documentation, negotiation and closing of the transactions contemplated hereby. Borrower hereby acknowledges that this Amendment is a Loan Document for purposes of the Agreement.

          7.  Severability.  Any provision of this Amendment held by a court of
              ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          8.  References.  Any reference to the Agreement contained in any
              ----------
document, instrument or agreement executed in connection with the Agreement, shall be deemed to be a reference to the Agreement as modified by this Amendment.

          9.  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

          10.  Ratification.  The terms and provisions set forth in this
               ------------
Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

HELLER FINANCIAL, INC.,                        ATLANTIS PLASTICS, INC.
as Agent and Lender


By: _____________________________    By: /s/ Paul G. Saari
                                        ----------------------------------------
Title: __________________________    Title: Senior Vice President of Finance and
                                            ------------------------------------
                                     Chief Financial Offier
                                     ----------------------